                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                                   FORM 8-K/A
                       AMENDMENT NO. 2 TO CURRENT REPORT
                            DATED FEBRUARY 16, 2001

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: April 27, 2001



                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                                     1-11234
                            (Commission File Number)


                                   76-0380342
                     (I.R.S. Employer Identification Number)


               500 Dallas Street, Ste. 1000, Houston, Texas 77002
               (Address of principal executive offices)(zip code)


        Registrant's telephone number, including area code: 713-369-9000






                             ----------------------

     The undersigned registrant hereby amends the following items of its Current Report on Form 8-K dated February 16, 2001, as set forth herein.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c)   Exhibits

     23.1 Consent of Independent Accountants*

     23.2 Consent of Independent Auditors*


     99.1 Financial Statements of Kinder Morgan Energy Partners, L.P. and Subsidiaries (incorporated by reference to the Financial Statements of Kinder Morgan Energy Partners, L.P. and Subsidiaries set forth on pages F-1 through F-39 of the Form 10-K/A, Amendment No. 2 of Kinder Morgan Energy Partners, L.P. dated April 27, 2001).



     99.2 Selected Financial Data of Kinder Morgan Energy Partners, L.P.
          and Subsidiaries (incorporated by reference to the Selected Financial Data set forth in Item 6 on page 49 of the Form 10-K/A, Amendment No. 2 of Kinder Morgan Energy Partners, L.P. dated April 27, 2001).




     99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations for Kinder Morgan Energy Partners, L.P. and Subsidiaries (incorporated by reference to Management's Discussion and Analysis of Financial Condition and Results of Operations set forth in
          Item 7 on pages 50 through 62 of the Form 10-K/A, Amendment No. 2 of Kinder Morgan Energy Partners, L.P. dated April 27, 2001).


     99.4 Balance Sheet of Kinder Morgan G.P., Inc.***

     99.5 Financial Statements of GATX Terminals Companies*

     99.6 Unaudited Pro Forma Combined Financial Statements of Kinder Morgan Energy Partners, L.P. and Subsidiaries**

  * Filed with this Form 8-K/A, Amendment No. 2.

 ** Filed with the Form 8-K/A, Amendment No. 1.

*** Filed with the Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          KINDER MORGAN ENERGY PARTNERS, L.P.
                                          (A Delaware Limited Partnership)
                                          By: KINDER MORGAN G.P., INC.
                                          as General Partner

                                          By: /s/ C. Park Shaper
                                              ------------------------------
                                              C. Park Shaper, Vice President,
                                              Treasurer and Chief Financial
                                              Officer



Date:   April 27, 2001

                                 EXHIBIT INDEX
                                 -------------


    Exhibit
      No.             Description
    ------            -----------

     23.1     Consent of Independent Accountants*

     23.2     Consent of Independent Auditors*


     99.1 Financial Statements of Kinder Morgan Energy Partners, L.P. and Subsidiaries (incorporated by reference to the Financial Statements of Kinder Morgan Energy Partners, L.P. and Subsidiaries set forth on pages F-1 through F-39 of the Form 10-K/A, Amendment No. 2 of Kinder Morgan Energy Partners, L.P. dated
              April 27, 2001).



     99.2     Selected Financial Data of Kinder Morgan Energy Partners L.P.
              and Subsidiaries (incorporated by reference to the Selected Financial Data set forth in Item 6 on page 49 of the Form 10-K/A, Amendment No. 2 of Kinder Morgan Energy Partners, L.P. dated April 27, 2001).



     99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations for Kinder Morgan Energy Partners, L.P. and Subsidiaries (incorporated by reference to Management's Discussion and Analysis of Financial Condition and Results of Operations set forth in Item 7 on pages 50 through 62 of the Form 10-K/A, Amendment No. 2 of Kinder Morgan Energy Partners, L.P. dated April 27, 2001).


     99.4     Balance Sheet of Kinder Morgan G.P., Inc.***

     99.5     Financial Statements of GATX Terminals Companies*

     99.6 Unaudited Pro Forma Combined Financial Statements of Kinder Morgan Energy Partners, L.P. and Subsidiaries**





  * Filed with this Form 8-K/A, Amendment No. 2.

 ** Filed with the Form 8-K/A, Amendment No. 1.

*** Filed with the Form 8-K.